Exhibit 3.30

DEAN HELLER Secretary of State

101 North Carson Street, Suite 3 Carson City, Nevada 89701-4788 (775) 684 5708

Important: Read attached instructions before completing form.

1.	Name of Limited Partnership (must contains the words Limited Partnership)	A & A International Limited Partnership

2.	Street Address of Records Office in Nevada	2325B Renaissance Dr. Ste 3, Las Vegas NEVADA 89119 Street address City Zip Code

3.	Resident Agent Name and Street Address must be a Nevada address where process may be served)	The Corporation Trust Company of Nevada Name 6100 Neil Road, Ste. 500, Reno NEVADA 89511 Street address City Zip Code

4.	Dissolution Date	Latest date upon which the Limited Partnership is to dissolve: 12/21/5000

5.	Name and Business Address of Each General Partner (attach additional pages as necessary)

Tandy Corporation

Name

100 Throckmorton St., Ste. 1700

Street Address

Fort Worth, Tx 76102

City, State Zip

_________________________________

Name

_________________________________

Street Address

_________________________________

City, State Zip

_________________________________

Name

_________________________________

Street Address

_________________________________

City, State Zip

_________________________________

Name

_________________________________

Street Address

_________________________________

City, State Zip

6.	Other Matters:

Any other matters the general partners desire to include in this certificate may be noted on separate pages and incorporated by references herein as a part of this certificate:

Number of pages attached:

7.	Signatures of General Partner(s): (attach additional pages as necessary	It is hereby declared that I am (we are) the person(s) who executed this Certificate of Limited Partnership, which execution constitutes an affirmation under the penalties of perjury that the facts stated herein are true:
		By: /s/ Carolyn Hoopes 12/21/99 General Partner Date Carolyn Hoopes Assistant Corporate Secretary for Tandy Corporation By: General Partner Date	By: General Partner Date By: General Partner Date

8.	Certificate of Acceptance of Appointment of Resident Agent:

I, THE CORPORATION TRUST COMPANY, hereby accept appointment as Resident Agent for the above named limited partnership

/s/ Steven C. Patterson                                                     12-21-99

Signature of Resident Agent                                              Date

Steven C. Patterson

Special Assistant Secretary

This form must be accompanied by appropriate fees. See attached fee schedule